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                                                                   EXHIBIT 10.64


                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


          THIS AMENDMENT NO. 1 ("Amendment No. 1") to that certain Employment Agreement dated as of May 1, 1996 (the "Employment Agreement") between Sheila R. Garelik (the "Executive") and B.L. Management Services, Inc., a Delaware corporation (the "Corporation"), is dated as of July 15, 1996, and is entered into between the Executive and the Corporation. All capitalized terms not otherwise defined shall have the same meaning ascribed to them in the Employment Agreement.


                                R E C I T A L S
                                ---------------

          WHEREAS, the Corporation has decided to promote the Executive from Executive Vice President/President - Lane Bryant to President of Brylane, L.P. subject to the terms and conditions set forth in this Amendment herein and the Executive has agreed to accept such promotion.

                               A G R E E M E N T
                               -----------------

          NOW, THEREFORE, the parties hereto have agreed, and do hereby mutually agree to the following Amendment No. 1 to the Employment Agreement:

          1. The first sentence of Section 1 of the Employment Agreement shall be amended in its entirety to read as follows:

               "Subject to the other terms and conditions set forth herein, the Corporation hereby employs the Executive, and the Executive agrees to be employed by the Corporation, as President, for a term commencing on May 1, 1996 and continuing until the earlier of April 30, 1997 or the date such employment shall have been terminated as provided in Section 3 hereof."

          2. The third sentence of Section 1 of the Employment Agreement shall be amended in its entirety to read as follows:

               "In her capacity as President, the Executive shall faithfully perform to the best of her ability and in a satisfactory manner all services and acts necessary or advisable as may be assigned to her by the Chief Executive Officer."

          3. The first sentence of subparagraph (a) of Section 2 of the Employment Agreement shall be amended in its entirety to read as follows:

               "For all services to be rendered by Executive hereunder, and for all rights granted the Corporation hereunder, the Executive shall be paid by the Corporation a base salary at the annual rate of $385,000 for each 12-month period of the term hereof, prorated for any portion thereof, payable in substantially equal bimonthly installments, less required withholdings."
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          4.   The last sentence of Exhibit A to the Employment Agreement shall be amended in its entirety to read as follows:

               "The Executive's individual participant percentage under such plan will be 60%, subject to any adjustments by the Partnership Board, or the Committee, as it may see fit in its sole discretion."

          5. Except as set forth above, all other provisions of the Employment Agreement shall remain in full force and effect, including without limitation, Sections 3 and 4 relating to the rights and obligations of the Executive upon termination of the Executive's employment with the Corporation.

          6. This Amendment No. 1 may be executed in counterparts, which when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the day and year first above written.


               The "Corporation":      B.L. MANAGEMENT SERVICES, INC.


                                       By:  /s/ Peter J. Canzone
                                            ------------------------------
                                            Title:  President and
                                            Chief Executive Officer


               The "Executive":        SHEILA R. GARELIK


                                       /s/ Sheila Garelik
                                       -----------------------------------
                                                Signature


                                       The undersigned hereby guarantees the
                                       performance of this Amendment No. 1 by
                                       B.L. Management Services, Inc., a
                                       Delaware corporation

                                       BRYLANE, L.P.


                                       /s/ Peter J. Canzone
                                       -----------------------------------
                                       Its: Authorized Representative


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